UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 24, 2003

ZORAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27246	94-2794449
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer) Identification No.)

3112 Scott Boulevard Santa Clara, California		95054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 919-4111

Item 7. Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 24, 2003, entitled “Zoran Corporation Reports Record Revenue for Second Quarter 2003.”

Item 9.      Regulation FD Disclosure

                In accordance with guidance from the Securities and Exchange Commission (the “SEC”) in SEC Releases No. 33-8216 and 34-47583, the following information, intended to be furnished under “Item 12,” “Results of Operations and Financial Condition,” is instead furnished under Item 9.  The information in this report and the exhibit attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities and Exchange Act of 1933, as amended.  The information contained herein and in the accompanying exhibit shall not be deemed to be incorporated by reference into any filing with the SEC made by Zoran Corporation, whether before or after the date hereof, regardless of any general incorporation language contained in such filing.

                On July 24, 2003, Zoran Corporation issued a press release announcing its financial results for the quarter and six months ended June 30, 2003.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zoran Corporation

July 24, 2003	By:	/s/ Karl Schneider
Karl Schneider
Vice President of Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated July 24, 2003, entitled “Zoran Corporation Reports Record Revenue for Second Quarter 2003.”